UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                               ____________

                                 FORM 8-K

                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934



                              July 29, 2003
______________________________________________________________________________
             Date of report (Date of earliest event reported)


                            PFS Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)


     Indiana                  000-33233                     35-2142534
______________________________________________________________________________
(State or other jurisdiction (Commission File Number)   (IRS Employer
of incorporation)                                      Identification No.)



Second and Bridgeway Streets, Aurora, Indiana                 47001
______________________________________________________________________________
(Address of principal executive offices)                   (Zip Code)


                              (812) 926-0631
______________________________________________________________________________
           (Registrant's telephone number, including area code)


                              Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:


          Exhibit Number       Description
          --------------       -----------

          99.1                Press Release announcing second quarter results.


Item 9.   Regulation FD Disclosure
          ------------------------

     On July 29, 2003, PFS Bancorp, Inc. (the "Company") issued a press release announcing its results of operations for the quarter ended June 30, 2003.

     The information regarding the Company's results of operations and financial condition, which is required by Item 12 of Form 8-K, is being furnished herein under Item 9 pursuant to Release No. 34-47583 of the U.S. Securities and Exchange Commission.

     The Company's press release dated July 29, 2003, is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference.






















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              PFS BANCORP, INC.



  Date: July 29, 2003         By:  /s/ Stuart M. Suggs
                                   ---------------------------------------
                                   Stuart M. Suggs
                                   Chief Financial Officer





























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                         EXHIBIT INDEX




Exhibit Number              Description
--------------              -----------

99.1                  Press Release dated July 29, 2003